Asset Acquisitions	12 Months Ended
Mar. 31, 2026
Asset Acquisitions [Abstract]
Asset Acquisitions

4. Asset Acquisitions

On November 3, 2025 (“acquisition date”), the Company entered into share purchase agreements with certain parties to acquire 100% of the equity interests in MFBVI. The acquisition was closed on November 18, 2025. The purchase consideration was $10,700,000, comprising cash consideration of $5,000,000 and the issuance of 178,125 Class A ordinary shares of the Company. The equity consideration was measured at its fair value of $5,700,000, based on an adjusted share price of $32.00 per share as of the acquisition date. In addition, the Company incurred transaction costs of $50,000 that were directly attributable to the acquisition. Accordingly, the total cost of the asset acquisition, including transaction costs, was $10,750,000.

As of the acquisition date, MFBVI was an investment holding company and was not engaged in any substantive business activities. The assets held by MFBVI as of the acquisition date consisted primarily of contractual rights to acquire certain intellectual properties, cash and prepayments. MFBVI did not have an organized workforce, nor did it have substantive processes capable of developing or converting inputs into outputs. In addition, MFBVI did not have any outputs and had not carried out any revenue-generating activities as of the acquisition date. Accordingly, MFBVI did not meet the definition of a business under ASC 805, and the acquisition was accounted for as an asset acquisition. The total cost of the asset acquisition was allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values as of the acquisition date. No goodwill was recognized.

The following table summarizes the total consideration transferred for the asset acquisitions:

Cash	$5,000,000
Fair value of 178,125 Class A ordinary shares, issued for acquisition	5,700,000
Transaction costs(1)	50,000
Total consideration	$10,750,000

(1)	The transaction costs represent the valuation fee paid for this assets acquisition, which is directly attributable to the acquisition and therefore is capitalized as part of the acquisition cost in accordance with ASC 805-50-30-3.

In accordance with ASC 805-50-30-3, the total cost of the asset acquisition was allocated to the individual identifiable assets acquired and liabilities assumed based on their relative fair values as of the acquisition date. Cash and assumed liabilities were recognized at their respective amounts, and the remaining acquisition cost was allocated to the identifiable non-monetary assets based on their relative fair values. The relative fair value percentage of each identifiable non-monetary asset was determined by dividing the fair value of that asset by the aggregate fair value of the identifiable non-monetary assets acquired.

The following table summarizes the acquisition date fair value, percentage, allocated costs and allocated carrying amount of the assets and liabilities acquired:

	Fair value	Percentage of identifiable non-monetary assets acquired	Allocated costs	Allocated carrying amount
Cash	$1,872	-	$-	$1,872
Prepayments	110	0.002%	115	225
Contractual right to acquire copyrights and patents	3,923,425	62.221%	3,573,828	7,497,253
Contractual right to acquire trademarks	2,382,083	37.777%	2,169,822	4,551,905
Accounts payables	(1,290,640)	-	-	(1,290,640)
Accruals	(10,615)	-	-	(10,615)
Total	$5,006,235	100.000%	$5,743,765	$10,750,000